                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C.  20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                        July 18, 2000

                                  HANCOCK HOLDING COMPANY

                     (Exact name of registrant as specified in its charter)

Mississippi               0-13089                               64-0169065
(State or other     (Commission File                        (I.R.S. Employer
jurisdiction of           Number)                              Identification
incorporation)                                                     Number)

                                      One Hancock Plaza
                                    Gulfport, Mississippi          39501
                     (Address of principal executive offices)     (Zip code)

                                       (228) 868-4000
                (Registrant's telephone number, including area code)

Item 5. Other Events

On July 18, 2000, Hancock Holding Company issued a press release announcing a stock buy-back program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                                    99.      Press Release issued by Hancock Holding
                                             Company dated July 18, 2000, headed
                                             "Hancock Holding Company Announces
                                             Stock Buy-Back Program."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 19, 2000

                                             HANCOCK HOLDING COMPANY

                                             By:  /s/ Carl J. Chaney
                                                 ----------------------------
                                                  Carl J. Chaney
                                                  Chief Financial Officer